EXHIBIT 10.2

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of November 20, 2007, by and among GLADSTONE COMMERCIAL LIMITED PARTNERSHIP, a Delaware limited partnership (“Borrower”), the “Guarantors” a party hereto (the “Guarantors”), KEYBANK NATIONAL ASSOCIATION (“KeyBank”), as Agent for itself and the other Lenders from time to time a party to the Credit Agreement (as hereinafter defined) (KeyBank, in its capacity as Agent, is hereinafter referred to as “Agent”), and each of the undersigned “Lenders” (hereinafter referred to collectively as the “Lenders”).

W I T N E S S E T H:

WHEREAS, the Borrower, KeyBank, Agent and the other Lenders, among others, are party to that certain Senior Secured Revolving Credit Agreement dated as of December 29, 2006, (as the same may be varied, extended, supplemented, consolidated, amended, replaced, renewed, modified or restated, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Lenders modify the Credit Agreement in certain respects and the Lenders have agreed to modifications on the terms and conditions set forth below;

NOW, THEREFORE, in consideration of the mutual covenants, promises, and agreements set forth hereinbelow, and for other good and valuable consideration, the receipt, adequacy, and sufficiency of which are hereby acknowledged, and as a material inducement to the Lenders to agree to such modifications, the parties do hereby covenant and agree as follows:

Definitions. Capitalized terms used in this Amendment, but which are not otherwise expressly defined in this Amendment, shall have the respective meanings given thereto in the Credit Agreement.

Modifications of the Credit Agreement. The Borrower, Agent and the Lenders do hereby modify and amend the Credit Agreement as follows:

Section 5.3(a) of the Credit Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

“§5.3 Addition of Equity Interests.

(a) After the Closing Date, the Borrower shall have the right, subject to the consent of the Agent and the Required Lenders (which consent may be withheld in their sole and absolute discretion) and the satisfaction by the Borrower of the conditions set forth in this §5.3, to add Potential Collateral to the Collateral for the purpose of increasing the Borrowing Base Value. In the event the Borrower desires to add additional Potential Collateral as aforesaid, the Borrower shall provide written notice to the Agent of such request (which the Agent shall promptly furnish to the Lenders), together with all documentation and other information reasonably required to permit the Agent to determine whether the assets to which such Potential Collateral relates are Eligible Real Estate or an Eligible Note Receivable. Agent shall provide the documentation and other information described in §5.3(a)(i)-(vii) to the Lenders within three (3) Business Days of receipt. Upon receipt by the Agent and the Lenders of the documentation and other information described in §5.3(a)(i), (ii), (vi) and (vii), the Agent shall have ten (10) Business Days from the date of the receipt of the last of such documentation and other information to advise the Borrower whether the Required Lenders consent to the acceptance of such Potential Collateral. If a Lender shall fail to respond within such ten (10) Business Day period, such Lender shall be deemed to have approved such proposed Potential Collateral. Subject to clause (B) of the last paragraph of this §5.3(a) and notwithstanding the foregoing, no Potential Collateral shall be included as Collateral unless and until the following conditions precedent shall have been satisfied:

(i) Borrower shall have delivered to Agent a written request to add such Potential Collateral as Collateral, together with a description of such Potential Collateral;

(ii) the owner of the Eligible Real Estate or Eligible Note Receivable shall be a wholly-owned Subsidiary of Borrower;

(iii) the owner of such Eligible Real Estate or Eligible Note Receivable (and any indirect owner of such Subsidiary) shall have executed a Joinder Agreement and satisfied the conditions of §5.5;

(iv) the Borrower or such Subsidiary, as applicable, shall have executed and delivered to the Agent all Eligible Real Estate Qualification Documents, all of which instruments, documents or agreements shall be in form and substance reasonably satisfactory to the Agent;

(v) Agent and Borrower shall have entered into an amendment to the Assignment of Interests such that Agent shall have a first priority perfected lien on 100% of the Equity Interests in such Subsidiary owning such Eligible Real Estate or Eligible Note Receivable, and Borrower shall have delivered to Agent certificates evidencing such Equity Interests together with such transfer powers or assignments as Agent may reasonably require, and Agent shall have recorded such UCC financing statements or amendments thereto reflecting such pledge as Agent may reasonably require (Agent agreeing to promptly send for filing such amendments);

(vi) prior to or contemporaneously with such addition, Borrower shall have submitted to Agent a Borrowing Base Certificate prepared on a pro forma basis (and adjusted to give effect to such addition) and shall certify that after giving effect of such addition, no Default or Event of Default shall exist;

(vii) after giving effect to the inclusion of such Potential Collateral, each of the representations and warranties made by or on behalf of the Borrower or the Guarantors or any of their respective Subsidiaries contained in this Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Agreement shall be true in all material respects both as of the date as of which it was made and shall also be true as of the time of the addition of such Potential Collateral, with the same effect as if made at and as of that time (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct only as of such specified date) and except to the extent of any changes resulting from transactions permitted by this Agreement that singly or in the aggregate have not had or could not reasonably be expected to have a Material Adverse Effect, and no Default or Event of Default shall have occurred and be continuing (including, without limitation, any Default under §7.18), and the Agent shall have received a certificate of the Borrower to such effect; and

(viii) Agent shall have received the prior written consent of the Required Lenders to the inclusion of such Potential Collateral as Collateral.

Notwithstanding anything to the contrary herein, (A) in the event such Potential Collateral can not qualify as such, such Potential Collateral shall be included as Collateral so long as the Agent shall have received the prior written consent of each of the Required Lenders to the inclusion of such Potential Collateral and (B) Potential Collateral shall be deemed to be included as Collateral and a Borrowing Base Asset upon receipt by Borrower of written confirmation from Agent that Borrower has satisfied the conditions precedent set forth in clauses (i), (ii), (vi), (vii) and (viii) of this §5.3(a) (it being understood that for purposes of satisfying such clauses (ii) and (vii), Borrower may deliver a certification covering such matters, in form and substance satisfactory to Agent) and that the Eligible Real Estate Qualification Documents listed as items (h) and (j) through (n) on Schedule 1.2 to this Agreement have been received and approved by the Agent (the “Agent’s Confirmation”). Agent shall, within ten (10) Business Days from the date of the receipt of the last of such documentation and other information, either deliver to Borrower the Agent’s Confirmation or notify Borrower of any additional documentation or other information required to satisfy such conditions; provided that, if Agent shall fail to so respond within such ten (10) Business Day period Agent shall be deemed to have delivered the Agent’s Confirmation to Borrower. Notwithstanding any consent or deemed consent by the Required Lenders to the inclusion of any Potential Collateral as Collateral and a Borrowing Base Asset or receipt or deemed receipt of the Agent’s Confirmation, with respect to such Potential Collateral, absent the satisfaction of all other previously unsatisfied conditions precedent set forth in this §5.3(a), including, without limitation, the delivery of any previously undelivered Eligible Real Estate Qualification Documents, within forty-five (45) days following the date of receipt or deemed receipt by Borrower of Agent’s Confirmation, the inclusion of such Potential Collateral as Collateral shall be deemed ineffective at the end of such forty-five (45) day period, and such Collateral shall immediately be removed as a Borrowing Base Asset.”

Clause (f) of Schedule 1.2 of the Credit Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

“(f) UCC Search. A report from a title insurance company, records search firm, or counsel satisfactory to the Agent that a search of the appropriate public records disclosed no financing statements or notice filings which affect any property, rights or interests of the Borrower or such Subsidiary Guarantor that are or are intended to be subject to the security interest, security title, assignments, and mortgage liens created by the Security Documents or affecting the Eligible Real Estate or Eligible Note Receivable except to the extent that the same are discharged and removed prior to or simultaneously with the inclusion of the Equity Interests in the Collateral.”

Conditions. The effectiveness of this Amendment shall be subject to the satisfaction of the following conditions precedent (the date all such conditions have been satisfied or waived in writing by the Lenders hereinafter referred to as the “Amendment Effective Date”):

No Default. There shall exist no Default or Event of Default.

Representations and Warranties. The representations and warranties contained in Section 6 of the Loan Agreement shall have been true and correct in all material respects when made and shall also be true and correct in all material respects on the Amendment Effective Date (except to the extent such representations and warranties specifically relate to an earlier date, in which case they shall have been true and correct in all material respects as of such earlier date).

References to Loan Agreement. All references in the Loan Documents to the Credit Agreement shall be deemed a reference to the Credit Agreement, as modified and amended herein.

Consent of Borrower and Guarantors. Borrower and Guarantors hereby acknowledge, represent and agree that the Loan Documents remain in full force and effect and constitute the valid and legally binding obligations of the Borrower and the Guarantors enforceable against such Persons in accordance with their respective terms.

Representations. Each of the Borrower and each Guarantor represents and warrants to Agent and the Lenders as follows:

Authorization. The execution, delivery and performance of this Amendment and the transactions contemplated hereby (i) are within the authority of the Borrower and such Guarantor, (ii) have been duly authorized by all necessary proceedings on the part of the Borrower and such Guarantor, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Borrower or such Guarantor is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower or such Guarantor, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the articles of incorporation, bylaws, operating agreement, partnership agreement, declaration of trust or other charter documents of, or any agreement or other instrument binding upon, the Borrower or such Guarantor, or any of their respective properties, (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of the Borrower or any Guarantor, and (vi) do not require the approval or consent of any Person other than those already obtained and delivered to Agent, except, in the case of clauses (iii), (iv) or (vi) above, to the extent not reasonably expected to have a Material Adverse Effect.

Enforceability. The execution and delivery of this Amendment are valid and legally binding obligations of the Borrower and the Guarantors, enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

Approvals. The execution, delivery and performance of this Amendment and the transactions contemplated hereby and thereby do not require the approval or consent of, or filing with, any governmental agency or authority other than those already obtained.

No Default. By execution hereof, the Borrower certifies that no Default or Event of Default has occurred and is continuing.

Waiver of Claims. Each of the Borrower and each Guarantor acknowledges, represents and agrees that it has no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loan or with respect to any acts or omissions of Agent or any Lender, or any past or present officers, agents or employees of Agent or any Lender, and the Borrower does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.

Ratification. Except as hereinabove set forth, all terms, covenants and provisions of the Credit Agreement remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Loan Documents and the Credit Agreement as modified and amended herein. Nothing in this Amendment shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of the Borrower or any Guarantor under the Loan Documents.

Amendment as Loan Document. This Amendment shall constitute a Loan Document.

Counterparts. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.

Miscellaneous. This Amendment shall be construed and enforced in accordance with the laws of the State of New York. This Amendment shall be effective upon the execution hereof by Borrower, Guarantors, Agent and the Lenders and shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement. All captions in this Amendment are included herein for convenience of reference only and shall not constitute part of this Amendment for any other purpose.

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IN WITNESS WHEREOF, the parties hereto, acting by and through their respective duly authorized officers and/or other representatives, have duly executed this Amendment, under seal, as of the day and year first above written.

BORROWER:

GLADSTONE COMMERCIAL LIMITED
PARTNERSHIP, a Delaware limited partnership

By: GCLP Business Trust II, a Massachusetts business trust, its sole general partner

By:
Name: David Gladstone
Title: Trustee

By:
Name: George Stelljes III
Title: Trustee

(SEAL)

GUARANTORS:

GLADSTONE COMMERCIAL CORPORATION, a Maryland corporation

By:
Name:
Title:

GLADSTONE LENDING LLC, a Delaware limited liability

company

By: Gladstone Commercial Limited Partnership, a Delaware limited partnership, its Manager

By: GCLP Business Trust II, a Massachusetts business trust, its General Partner

By:
Name: David Gladstone
Title: Trustee

By:
Name: George Stelljes III
Title: Trustee

(SEAL)

CMS06-3 LLC, a Delaware limited liability company

By: Gladstone Commercial Limited Partnership, a Delaware limited partnership, its Manager

By: GCLP Business Trust II, a Massachusetts business trust, its General Partner

By:
Name: David Gladstone
Title: Trustee

By:
Name: George Stelljes III
Title: Trustee

(SEAL)

GCC NORFOLK LLC, a Delaware limited liability company

By: Gladstone Commercial Limited Partnership, a Delaware limited partnership, its Manager

By: GCLP Business Trust II, a Massachusetts business trust, its General Partner

By:
Name: David Gladstone
Title: Trustee

By:
Name: George Stelljes III
Title: Trustee

(SEAL)

MPI 06 MASON OH LLC, a Delaware limited liability company

By: Gladstone Commercial Limited Partnership, a Delaware limited partnership, its Manager

By: GCLP Business Trust II, a Massachusetts business trust, its General Partner

By:
Name: David Gladstone
Title: Trustee

By:
Name: George Stelljes III
Title: Trustee

(SEAL)

WPI07 TULSA OK LLC, a Delaware limited liability company

By: Gladstone Commercial Limited Partnership, a Delaware limited partnership, its Manager

By: GCLP Business Trust II, a Massachusetts business trust, its General Partner

By:
Name: David Gladstone
Title: Trustee

By:
Name: George Stelljes III
Title: Trustee

(SEAL)

APML07 HIALEAH FL LLC, a Delaware limited liability company

By: Gladstone Commercial Limited Partnership, a Delaware limited partnership, its Manager

By: GCLP Business Trust II, a Massachusetts business trust, its General Partner

By:
Name: David Gladstone
Title: Trustee

By:
Name: George Stelljes III
Title: Trustee

(SEAL)

EI07 TEWKSBURY MA LLC, a Delaware limited liability company

By: Gladstone Commercial Limited Partnership, a Delaware limited partnership, its Manager

By: GCLP Business Trust II, a Massachusetts business trust, its General Partner

By:
Name: David Gladstone
Title: Trustee

By:
Name: George Stelljes III
Title: Trustee

(SEAL)

NJT06 STERLING HEIGHTS MI LLC,
a Michigan limited liability company

By: Gladstone Commercial Limited Partnership, a Delaware limited partnership, its General Partner

By: GCLP Business Trust II, a Massachusetts business trust, its General Partner

By:
Name: David Gladstone
Title: Trustee

By:
Name: George Stelljes III
Title: Trustee

(SEAL)

LENDERS:

KEYBANK NATIONAL ASSOCIATION, individually and as Agent

By:
Name:
Title:

EMIGRANT REALTY FINANCE LLC

By:
Name:
Title:

BRANCH BANKING AND TRUST COMPANY

By:
Name:
Title:

FIRST HORIZON BANK, a division of First Tennessee

Bank, NA

By:
Name:
Title: